Exhibit 99.2

QUARTERLY STATISTICAL SUPPLEMENT

(unaudited)

December 31, 2005

Effective August 1, 2005, Ameriprise Financial, Inc. transferred its 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (AEIDC) to American Express Company as part of its separation agreement from the latter. The assets, liabilities and operations of AEIDC are reported as discontinued operations.

Percentage changes are calculated using amounts in thousands.

Certain prior period information has been restated to conform to the current period presentation.

Ameriprise Financial, Inc.

Consolidated Income Statements

(Dollars in millions, unaudited)

	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q’05 vs. 4Q’04 % Inc/(Dec)	Full Year 2004	Full Year 2005
Revenues
Management, financial advice and service fees	$606	$608	$632	$687	$651	7%	$2,248	$2,578
Distribution fees	267	288	289	296	277	4%	1,101	1,150
Net investment income	571	548	558	561	574	1%	2,137	2,241
Premiums	264	270	279	202	228	(13)%	1,023	979
Other revenues	135	133	137	127	139	3%	518	536
Total revenues	1,843	1,847	1,895	1,873	1,869	1%	7,027	7,484
Expenses
Compensation and benefits:
Field	340	362	371	408	374	10%	1,332	1,515
Non-field	258	279	280	295	281	8%	956	1,135
Total compensation and benefits	598	641	651	703	655	9%	2,288	2,650
Interest credited to account values	342	311	328	337	334	(2)%	1,268	1,310
Benefits, claims, losses and settlement expenses	223	218	238	190	234	5%	828	880
Amortization of deferred acquisition costs	125	136	134	49	112	(9)%	437	431
Interest and debt expense	15	17	19	16	21	36%	52	73
Other expenses	280	258	278	305	261	(6)%	1,042	1,102
Total expenses before separation costs	1,583	1,581	1,648	1,600	1,617	2%	5,915	6,446
Income before income tax provision, separation costs, discontinued operations and accounting change	260	266	247	273	252	(3)%	1,112	1,038
Income tax provision before tax benefit attributable to separation costs	34	78	61	91	59	74%	287	289
Income before separation costs, discontinued operations and accounting change	226	188	186	182	193	(14)%	825	749
Separation costs, after-tax *	—	13	37	59	82	—	—	191
Income before discontinued operations and accounting change	226	175	149	123	111	(51)%	825	558
Discontinued operations, net of tax	9	8	6	2	—	#	40	16
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	(71)	—
Net income	$235	$183	$155	$125	$111	(53)%	$794	$574

Net investment gains (losses), after-tax	$5	$7	$37	$(4)	$3	(37)%	$6	$43

Dividends paid **	$603	$—	$—	$217	$27	(95)%	$1,326	$244

Contribution margin***	51.0%	51.8%	50.5%	50.1%	49.6%		51.2%	50.5%

*                 The non-GAAP presentation of separation costs, after-tax is calculated using the statutory tax rate of 35%. In 4Q 2005, adjustments were made for permanent differences.

**          Dividends paid in 3Q 2005 includes $164 million associated with the transfer of the Company’s interest in AEIDC to American Express Company.

***   Contribution margin represents total revenues less field compensation and benefits, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

(Millions, except per share data and where noted, unaudited)

	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q’05 vs. 4Q’04 % Inc/(Dec)	Full Year 2004	Full Year 2005

Common shares outstanding (at end of period) *	246.2	246.2	246.2	246.2	249.9	2%	246.2	249.9

Weighted average common shares outstanding - basic*	246.2	246.2	246.2	246.2	249.9	2%	246.2	247.1
Dilutive effect of stock options	—	—	—	—	0.4	—	—	0.1
Weighted average common shares outstanding - diluted*	246.2	246.2	246.2	246.2	250.3	2%	246.2	247.2

EPS - Basic:******
Income before separation costs, discontinued operations and accounting change	$0.92	$0.76	$0.76	$0.74	$0.77	(16)%	$3.35	$3.03
Separation costs, discontinued operations and accounting change	0.03	(0.02)	(0.13)	(0.24)	(0.33)	#	(0.13)	(0.71)
Net income	$0.95	$0.74	$0.63	$0.50	$0.44	(54)%	$3.22	$2.32

EPS - Diluted:******
Income before separation costs, discontinued operations and accounting change	$0.92	$0.76	$0.76	$0.74	$0.77	(16)%	$3.35	$3.03
Separation costs, discontinued operations and accounting change	0.03	(0.02)	(0.13)	(0.24)	(0.33)	#	(0.13)	(0.71)
Net income	$0.95	$0.74	$0.63	$0.50	$0.44	(54)%	$3.22	$2.32

Net income margin	12.7%	9.9%	8.2%	6.6%	5.9%		11.3%	7.7%
Operating income margin **	14.1%	14.4%	13.0%	14.6%	13.5%		15.8%	13.9%
Effective tax rate	12.9%	29.3%	21.5%	32.2%	12.0%		25.8%	25.1%
Average shareholders’ equity (billions) ^^	$7.0	$6.7	$6.8	$7.0	$7.1	2%	$7.0	$7.1
Return on equity before discontinued operations*** ^^	12.0%	11.4%	11.3%	9.9%	8.0%		12.0%	8.0%

Book value:
Book value ^^	$6,702	$6,482	$6,993	$7,737	$7,749	16%	$6,702	$7,749
Book value, excluding the impact of accumulated other comprehensive income (OCI) ^^	$6,322	$6,513	$6,679	$7,757	$7,838	24%	$6,322	$7,838
Book value per share ^^	$27.23	$26.33	$28.41	$31.43	$31.01	14%	$27.23	$31.01
Book value per share, excluding the impact of OCI ^^	$25.68	$26.46	$27.13	$31.51	$31.37	22%	$25.68	$31.37

Debt/capital measure**** ^^	19.7%	20.6%	19.2%	15.3%	16.7%		19.7%	16.7%

Allocated equity: *****
Asset accumulation and income	$3,760	$3,677	$3,575	$3,551	$3,806	1%	$3,760	$3,806
Protection	1,964	1,974	1,942	1,965	2,162	10%	1,964	2,162
Corporate and other ^^	598	862	1,162	2,241	1,870	#	598	1,870
Accumulated other comprehensive income	380	(31)	314	(20)	(89)	#	380	(89)
Total	$6,702	$6,482	$6,993	$7,737	$7,749	16%	$6,702	$7,749

*                                         The stock split of 100 shares into 246 million shares of Ameriprise Financial, Inc. common stock effective as of September 30, 2005 is reflected for all prior periods presented.

**                                  Operating income margin represents income before income tax provision, separation costs, discontinued operations and accounting change as a percentage of total revenues and includes AMEX Assurance.

***                           Calculated using the trailing 12 month income before discontinued operations and accounting change and the average of shareholders’ equity before both the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter.

****                    Prior to September 30, 2005, debt consisted of a short term line of credit and long term debt with American Express Company; as well as medium term notes with external third parties.  During 3Q 2005, debt outstanding from American Express Company was replaced with a bridge loan from an external third party. During 4Q 2005, the bridge loan was replaced with two tranches of senior notes totaling $1.5 billion due 2010 and 2015. Excluded is non recourse debt. Capital includes total shareholders’ equity plus the previously described debt.

*****             Allocated equity represents the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment pretax operating return on allocated equity. Allocated equity does not reflect insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

******      EPS for other than EPS-Net income are non-GAAP financial measures.

^^                                Additional paid-in capital was adjusted by $99 million to conform to the third quarter 2005 Form 10-Q presentation. Related ratios were impacted by this adjustment.

#                                         Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Segment Information

(Dollars in millions, unaudited)

	4Q 2005
	Asset Accumulation and Income	Protection	Corporate and Other and Eliminations	Total

INCOME STATEMENT
Revenues
Management, financial advice and service fees	$540	$21	$90	$651
Distribution fees	185	26	66	277
Net investment income/(loss)	499	81	(6)	574
Premiums	—	235	(7)	228
Other revenues	14	102	23	139
Total revenues	1,238	465	166	1,869

Expenses
Compensation and benefits - field	250	24	100	374
Interest credited to account values	292	42	—	334
Benefits, claims, losses and settlement expenses	12	222	—	234
Amortization of deferred acquisition costs	67	47	(2)	112
Interest and debt expense	19	5	(3)	21
Other expenses*	435	69	38	542
Total expenses before separation costs	1,075	409	133	1,617

Income before income tax provision, separation costs, discontinued operations and accounting change	163	56	33	252
Separation costs, pretax	—	—	125	125

Income/(loss) before income tax provision/(benefit), discontinued operations and accounting change	$163	$56	$(92)	$127

BALANCE SHEET

Total Assets	$73,999	$16,587	$2,502	$93,088

*                                         On a consolidated basis, non-field compensation and benefits expense was $281 MM.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(Dollars in millions, unaudited)

	December 31, 2004	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005
Assets
Cash and cash equivalents	$1,024	$1,105	$2,097	$2,620	$2,474
Investments	40,232	39,915	40,207	39,454	39,100
Receivables ^^	2,160	2,548	2,476	2,837	2,172
Deferred acquisition costs	3,956	4,043	4,032	4,088	4,182
Separate account assets	35,901	35,995	37,433	39,840	41,561
Restricted and segregated cash	1,536	1,535	1,241	1,058	1,067
Other assets	2,431	2,393	2,343	2,377	2,532
Assets of discontinued operations	5,873	6,002	6,123	—	—

Total assets	$93,113	$93,536	$95,952	$92,274	$93,088

Liabilities and Shareholders’ Equity
Liabilities:
Future policy benefits and claims	$33,253	$33,190	$33,169	$32,958	$32,636
Investment certificate reserves	5,831	6,282	6,427	6,392	5,649
Accounts payable and accrued expenses	2,456	2,665	2,681	2,516	2,728
Payable to American Express	1,751	1,780	1,718	102	52
Debt	385	385	378	1,710	1,833
Separate account liabilities	35,901	35,995	37,433	39,840	41,561
Other liabilities	1,203	963	1,283	1,019	880
Liabilities of discontinued operations	5,631	5,794	5,870	—	—

Total liabilities	86,411	87,054	88,959	84,537	85,339

Shareholders’ Equity:
Common shares ($.01 par)	—	—	—	2	2
Additional paid-in capital ^^	2,907	2,915	2,926	4,094	4,091
Retained earnings	3,415	3,598	3,753	3,661	3,745
Accumulated other comprehensive income (loss), net of tax	380	(31)	314	(20)	(89)

Total shareholders’ equity	6,702	6,482	6,993	7,737	7,749

Total liabilities and shareholders’ equity	$93,113	$93,536	$95,952	$92,274	$93,088

^^        Receivables and additional paid-in capital were adjusted by $99 million to conform to the third quarter 2005 Form 10-Q presentation.

Ameriprise Financial, Inc.

Selected Consolidated Information

(Dollars in millions, except where noted, unaudited)

	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q’05 vs. 4Q’04 % Inc/(Dec)	Full Year 2004	Full Year 2005

Owned, managed and administered assets (billions):
Owned assets* ^^	$81.2	$81.4	$83.8	$86.1	$86.8	7%	$81.2	$86.8
Managed assets*, **	257.0	250.9	255.8	260.1	264.0	3%	257.0	264.0
Administered assets	70.0	68.7	71.1	74.4	77.3	10%	70.0	77.3
Total owned, managed and administered assets	$408.2	$401.0	$410.7	$420.6	$428.1	5%	$408.2	$428.1

Ending shareholders’ equity by legal entity:
IDS Life Insurance Co.	$4,906	$4,714	$5,096	$5,552	$5,223	6%	$4,906	$5,223
IDS Property Casualty Ins. Co.	469	500	542	494	506	8%	469	506
Ameriprise Certificate Co.	343	298	346	309	276	(20)%	343	276
Other ^^	984	970	1,009	1,382	1,744	77%	984	1,744
Total	$6,702	$6,482	$6,993	$7,737	$7,749	16%	$6,702	$7,749

CASH SALES
By product:
Mutual funds***	$5,774	$6,192	$6,044	$6,469	$6,452	12%	$24,633	$25,157
Annuities******	1,827	2,000	2,426	2,467	2,394	31%	7,804	9,287
Investment certificates	2,587	2,226	1,896	1,386	526	(80)%	7,142	6,034
Life and other insurance products	288	327	313	273	262	(9)%	1,162	1,175
Institutional products and services****	1,763	1,758	2,519	846	2,013	14%	7,683	7,136
Other	1,077	896	1,011	902	596	(45)%	4,478	3,405
Total	$13,316	$13,399	$14,209	$12,343	$12,243	(8)%	$52,902	$52,194

By channel:
Branded advisor***	$6,014	$6,333	$6,259	$6,123	$5,864	(2)%	$23,656	$24,579
Securities America	1,265	1,505	1,563	1,581	1,722	36%	5,665	6,371
Third-party distribution******	209	233	249	267	266	27%	852	1,015
Institutional	1,355	1,705	2,321	1,055	1,614	19%	7,455	6,695
Threadneedle	2,253	1,819	2,050	2,126	2,423	8%	8,536	8,418
All Other (AEIDC/AEB, etc)	2,220	1,804	1,767	1,191	354	(84)%	6,738	5,116
Total	$13,316	$13,399	$14,209	$12,343	$12,243	(8)%	$52,902	$52,194

Total Gross Dealer Concession *****	$382.4	$403.3	$416.9	$419.3	$408.9	7%	$1,501.1	$1,648.4

*                                         Owned assets include certain assets on our balance sheet, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables. During 3Q 2005, the Company transferred its 50% interest in AEIDC to American Express Company. For this presentation, prior periods have been restated to remove the AEIDC assets from the owned category and to report the related investment portfolio in the managed category.

**                                  Managed assets includes all assets managed by Ameriprise Financial, Inc. or its subsidiaries that are investment advisors, but does not include owned assets or administered assets. The presentation of managed assets may be different when provided by any of these subsidiaries.

***                           Excludes non proprietary sales within Ameriprise’s wrap accounts.

****                    Includes separately managed accounts and alternative investments.

*****             Internal measure, commonly used in the financial services industry, of the sales production of the advisor channel, excluding Securities America.

******      Prior period amounts have been restated to properly reflect third party annuity sales.

^^                                Receivables and additional paid-in capital were adjusted by $99 million to conform to the third quarter 2005
Form 10-Q presentation.

Securities America is a separately managed broker dealer and its results are included in the Corporate and Other and Eliminations segment.

Ameriprise Financial, Inc.

Selected Consolidated Information (continued)

(unaudited)

	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q’05 vs. 4Q’04 % Inc/(Dec)	Full Year 2004	Full Year 2005

Employee base:
Field (employee advisors)	3,170	3,241	3,109	3,039	3,225	2%	3,170	3,225
Non-field	8,538	8,594	8,664	8,665	8,632	1%	8,538	8,632

Advisors:
Employee advisors	3,170	3,241	3,109	3,039	3,225	2%	3,170	3,225
Franchisee advisors	7,571	7,534	7,470	7,441	7,392	(2)%	7,571	7,392
Total branded financial advisors	10,741	10,775	10,579	10,480	10,617	(1)%	10,741	10,617
Securities America registered representatives	1,603	1,581	1,583	1,708	1,780	11%	1,603	1,780
Total advisors	12,344	12,356	12,162	12,188	12,397	0%	12,344	12,397
Employee advisor retention	62%	65%	65%	64%	64%		62%	64%
Franchisee advisor retention	93%	92%	92%	91%	91%		93%	91%

Cash sales* per branded advisor (thousands) ****	$560	$588	$592	$581	$557	(1)%	$2,243	$2,314

Gross Dealer Concession** per branded advisor (thousands) ****	$35.6	$37.4	$39.4	$39.8	$38.8	9%	$142.3	$155.2

Financial planning:
Financial plans sold (thousands)	59	66	58	54	55	(6)%	226	233

Percentage of clients with financial plans	42%	43%	43%	43%	44%		42%	44%

Sales per branded advisor client (thousands)	$2.8	$3.1	$3.1	$3.2	$3.0	7%	$11.0	$12.3

Clients:
Total clients*** (millions)	2.7	2.7	2.8	2.8	2.8	1%	2.7	2.8

Branded advisor clients (millions)	2.2	2.0	2.0	2.0	2.0	(7)%	2.2	2.0

Client retention	94%	93%	94%	94%	94%		94%	94%

*                                         Branded advisor cash sales excludes non proprietary sales within Ameriprise’s wrap accounts.

**                                  Internal measure, commonly used in the financial services industry, of the sales production of the advisor channel excluding Securities America.

***                           Total clients includes individual, business and institutional clients.

****                    Periods prior to 3Q 2005 were calculated using branded advisors as of period end.

Securities America is a separately managed broker dealer and its results are included in the Corporate and Other and Eliminations segment.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

(Dollars in billions, unaudited)

	4Q 2004		1Q 2005		2Q 2005		3Q 2005		4Q 2005
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Earning assets by type (%):
Equity	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	—	—
Fixed income	42.4%	43.0%	42.5%	42.6%	41.5%	42.0%	39.8%	39.9%	39.5%	39.4%
Separate accounts	44.6%	44.2%	44.3%	44.2%	45.0%	44.6%	46.3%	46.3%	47.8%	47.9%
Other ^^	12.9%	12.7%	13.1%	13.1%	13.4%	13.3%	13.8%	13.7%	12.7%	12.7%

Available-for-sale (AFS) investments:
Corporate debt securities	$19.5	$20.1	$19.6	$19.8	$19.7	$20.2	$19.4	$19.5	$18.8	$18.8
Mortgage and other asset-backed securities	12.6	12.7	12.9	12.8	13.3	13.4	13.5	13.4	14.1	13.9
Structured investments	0.8	0.7	0.7	0.7	—	—	—	—	—	—
State and municipal obligations	0.8	0.8	0.8	0.8	0.9	0.9	0.8	0.9	0.9	0.9
U.S. Government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	—	0.2	0.1	0.2	0.1	0.2	0.1	0.1	—	0.1
Total	$34.2	$35.0	$34.6	$34.8	$34.5	$35.2	$34.3	$34.4	$34.3	$34.2

Fixed income asset quality:
AAA	41%		41%		43%		43%		44%
AA	4%		5%		6%		6%		7%
A	20%		20%		20%		20%		19%
BBB	27%		27%		24%		24%		23%
Below investment grade	8%		7%		7%		7%		7%

Non-performing assets as a percentage of invested assets*	0.03%		0.06%		0.03%		0.02%		0.02%
Reserve coverage (times) of non-performing assets	7.2		3.6		6.6		8.8		10.2
SFAS 115 related mark-to-market amount in assets (pretax)	$0.8		$0.1		$0.7		$0.1		$(0.1)

^^                                Receivables were adjusted by $99 million to conform to the third quarter Form 10-Q presentation.

*                                         Excludes short-term cash positions and includes the impact of FIN 46.

Asset Accumulation and Income Segment

Income Statements

(Dollars in millions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005
Revenues
Management, financial advice and service fees	$532	$531	$561	$611	$540	1%	$1,986	$2,243
Distribution fees	198	205	200	207	185	(7)%	784	797
Net investment income	496	471	478	479	499	1%	1,860	1,927
Other revenues	17	18	17	8	14	(22)%	46	57
Total revenues	1,243	1,225	1,256	1,305	1,238	(0)%	4,676	5,024

Expenses
Compensation and benefits - field	234	240	241	252	250	7%	891	983
Interest credited to account values	303	275	300	299	292	(3)%	1,125	1,166
Benefits, claims, losses and settlement expenses	16	5	16	3	12	(24)%	52	36
Amortization of deferred acquisition costs	82	92	97	68	67	(18)%	305	324
Interest and debt expense	12	11	7	12	19	72%	33	49
Other expenses	440	441	438	505	435	(1)%	1,579	1,819
Total expenses	1,087	1,064	1,099	1,139	1,075	(1)%	3,985	4,377
Income before income tax provision, discontinued operations and accounting change	$156	$161	$157	$166	$163	3%	$691	$647

Net investment gains (losses), pretax	$4	$7	$37	$(8)	$6	54%	$6	$42

Contribution margin *	55.6%	57.5%	55.6%	57.6%	55.2%		55.8%	56.5%
Allocated equity **	$3,760	$3,677	$3,575	$3,551	$3,806	1%	$3,760	$3,806
Return on allocated equity for income before income tax provision, discontinued operations and accounting change***	18.3%	17.0%	17.0%	17.6%	17.7%		18.3%	17.7%

*                                         Contribution margin represents total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**                                  Allocated equity reflects the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

***                           Calculated using trailing 12 month income before income tax provision, discontinued operations and accounting change and the average allocated equity as of the last day of the preceding three quarters and the current quarter.

Asset Accumulation and Income Segment

Product Information

(Dollars in millions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005

Revenues:

Asset management	$373	$358	$373	$385	$353	(5)%	$1,420	$1,469
Variable annuities**	217	216	213	225	226	4%	807	880
Fixed annuities**	309	303	306	309	310	0%	1,233	1,228
Certificates	87	70	80	67	82	(7)%	270	299
Brokerage, banking and other	257	278	284	319	267	5%	946	1,148

Total	$1,243	$1,225	$1,256	$1,305	$1,238	(0)%	$4,676	$5,024

Product sales: *
Mutual funds	$4,900	$5,126	$5,033	$5,415	$5,263	7%	$21,038	$20,837
Variable annuities	1,213	1,363	1,709	1,818	1,752	44%	4,716	6,642
Fixed annuities	309	279	270	217	201	(35)%	1,390	967
Certificates	2,587	2,226	1,896	1,386	526	(80)%	7,140	6,034
Other	2,767	2,583	3,439	1,666	2,542	(8)%	11,847	10,230

Total	$11,776	$11,577	$12,347	$10,502	$10,284	(13)%	$46,131	$44,710

*                                         Excludes non proprietary sales within Ameriprise’s wrap accounts.

**                                  For 3Q 2005, $12 million was reclassified from previously reported Fixed annuities revenue to Variable annuities revenue. This reclassification had no impact on total Asset Accumulation and Income segment revenues.

Asset Accumulation and Income Segment

Selected Statistical Information

(Dollars in billions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04
	2004	2005	2005	2005	2005	% Inc/(Dec)

Owned, managed and administered assets:
Owned assets*	$67.1	$67.2	$69.1	$70.8	$70.8	5%
Managed assets**	251.5	245.1	249.7	253.3	255.6	2%
Administered assets	60.1	58.8	61.0	63.8	65.3	9%
Total owned, managed and administered assets	$378.7	$371.1	$379.8	$387.9	$391.7	3%

Managed assets by type - excluding separate accounts (%):

Equity	49%	48%	47%	47%	46%
Fixed income	24%	24%	23%	22%	22%
Broker managed wrap	14%	15%	16%	17%	18%
Other	13%	13%	14%	14%	14%

Mutual fund performance:

Equity - 12-month
Percent of funds, equal weighted in top 2 Lipper quartiles	59%	59%	66%	66%	69%

Fixed Income - 12-month
Percent of funds, equal weighted in top 2 Lipper quartiles	68%	50%	45%	45%	50%

Equity - 3-year
Percent of funds, equal weighted in top 2 Lipper quartiles	39%	50%	52%	43%	38%

Fixed income - 3-year
Percent of funds, equal weighted in top 2 Lipper quartiles	20%	31%	44%	31%	38%

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of December 31, 2005. Refer to Exhibit A for individual mutual fund performance rankings and other important disclosures.

Exhibit A includes performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

*                                         Owned assets include certain assets on our balance sheet, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables. During 3Q 2005, the Company transferred its 50% interest in AEIDC to American Express Company. For this presentation, prior periods have been restated to remove the AEIDC assets from the owned category and to report the related investment portfolio in the managed category.

**                                  Managed assets include all assets managed by Ameriprise Financial, Inc., or its subsidiaries that are investment advisors, but does not include owned assets or administered assets. The presentation of managed assets may be different when provided by any of these subsidiaries.

Asset Accumulation and Income Segment
Managed Assets Roll Forward

(Dollars in billions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005
Managed assets - retail:
RiverSource mutual funds
Beginning assets	$63.3	$65.3	$61.2	$59.9	$59.4	(6)%	$68.8	$65.3
Sales	2.0	2.1	2.0	2.0	2.0	1%	9.6	8.1
Redemptions	(4.1)	(4.9)	(4.5)	(4.5)	(4.2)	4%	(17.5)	(18.1)
Market appreciation/(depreciation)	3.9	(1.4)	0.9	2.0	0.7	(84)%	3.7	2.2
Other	0.2	0.1	0.3	—	0.2	(19)%	0.7	0.6
Ending assets	$65.3	$61.2	$59.9	$59.4	$58.1	(11)%	$65.3	$58.1

Threadneedle mutual funds
Beginning assets	$10.8	$12.2	$11.9	$12.4	$13.4	24%	$10.7	$12.2
Sales	0.9	1.2	1.1	1.4	1.5	66%	3.8	5.2
Redemptions	(0.7)	(1.2)	(1.2)	(0.7)	(1.3)	86%	(3.6)	(4.4)
Market appreciation/(depreciation) and foreign currency translation	0.6	0.1	0.8	0.7	0.7	9%	1.0	2.3
Other	0.6	(0.4)	(0.2)	(0.4)	(0.3)	#	0.3	(1.3)
Ending assets	$12.2	$11.9	$12.4	$13.4	$14.0	15%	$12.2	$14.0

Wrap accounts - other company products*
Beginning assets	$29.3	$34.0	$36.4	$39.6	$43.7	49%	$22.6	$34.0
Sales	3.1	3.8	3.9	3.7	3.6	16%	11.0	15.0
Redemptions	(1.7)	(2.0)	(2.4)	(2.2)	(2.5)	43%	(6.4)	(9.1)
Market appreciation/(depreciation)	2.4	—	1.1	1.6	1.1	(53)%	3.8	3.8
Other	0.9	0.6	0.6	1.0	0.3	(62)%	3.0	2.5
Ending assets	34.0	36.4	39.6	43.7	46.2	36%	34.0	46.2
Total managed assets - retail	$111.5	$109.5	$111.9	$116.5	$118.3	6%	$111.5	$118.3

Managed assets - institutional:
Separately managed accounts/sub-advisory
Beginning assets	$20.1	$21.6	$20.3	$20.9	$19.7	(2)%	$23.6	$21.6
Sales	0.4	0.3	0.6	0.3	0.3	(14)%	1.7	1.5
Redemptions	(0.4)	(1.3)	(0.6)	(1.4)	(0.4)	(16)%	(3.0)	(3.7)
Market appreciation/(depreciation)	0.6	(0.2)	0.3	(0.1)	0.1	(85)%	1.3	0.1
Other	0.9	(0.1)	0.3	—	0.7	(39)%	(2.0)	0.9
Ending assets	$21.6	$20.3	$20.9	$19.7	$20.4	(6)%	$21.6	$20.4

Other institutional
Beginning assets	$9.2	$9.2	$9.8	$8.2	$7.5	(18)%	$8.6	$9.2
Sales	0.1	0.7	0.8	0.1	0.7	#	1.5	2.3
Redemptions	(0.1)	(0.1)	(2.4)	(0.8)	(0.3)	#	(1.7)	(3.6)
Other	—	—	—	—	(1.1)	#	0.8	(1.1)
Ending assets	$9.2	$9.8	$8.2	$7.5	$6.8	(26)%	$9.2	$6.8

Threadneedle separately managed accounts/sub-advisory
Beginning assets	$92.5	$103.6	$100.7	$101.8	$102.9	11%	$84.2	$103.6
Sales	3.3	3.0	5.2	5.5	7.0	#	14.0	20.7
Redemptions	(2.7)	(4.6)	(6.1)	(6.9)	(8.2)	#	(11.5)	(25.8)
Market appreciation/(depreciation) and foreign currency translation	4.4	0.5	3.2	4.3	2.9	(35)%	5.7	10.9
Other	6.1	(1.8)	(1.2)	(1.8)	(1.7)	#	11.2	(6.5)
Ending assets	$103.6	$100.7	$101.8	$102.9	$102.9	(1)%	$103.6	$102.9
Total managed assets - institutional	$134.4	$130.8	$130.9	$130.1	$130.1	(3)%	$134.4	$130.1

Managed assets - retirement services:
Collective funds
Beginning assets	$12.1	$12.1	$11.2	$11.3	$11.3	(7)%	$12.6	$12.1
Sales	0.4	0.4	0.5	0.4	0.3	(25)%	1.8	1.6
Redemptions	(1.0)	(1.2)	(0.7)	(0.7)	(0.8)	(20)%	(3.5)	(3.4)
Market appreciation/(depreciation)	0.4	—	0.1	0.2	0.2	(62)%	0.7	0.5
Other	0.2	(0.1)	0.2	0.1	0.2	#	0.5	0.4
Total managed assets - retirement services	$12.1	$11.2	$11.3	$11.3	$11.2	(8)%	$12.1	$11.2

Managed assets - eliminations and other	(6.5)	(6.4)	(4.4)	(4.6)	(4.0)	(40)%	(6.5)	(4.0)

Total managed assets	$251.5	$245.1	$249.7	$253.3	$255.6	3%	$251.5	$255.6

* Wrap accounts - other company products include flow activity for SPS Non Proprietary products. Cash flows into this product line are included as sales for the managed asset rollforward but excluded from other cash sales metrics included in these Quarterly Statistical Supplement Tables.  Securities America is also excluded.

# Variance of 100% or greater.

Note: Managed assets includes all assets managed by Ameriprise Financial, Inc., or its subsidiaries that are investment advisors, but does not include owned assets or administered assets.  The presentation of managed assets may be different when provided by any of these subsidiaries.

Asset Accumulation and Income Segment

Product Roll Forward

(Dollars in millions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005
Account value activity:
Variable annuities:*
Beginning balance	$25,701	$28,284	$28,317	$29,515	$31,622	23%	$24,282	$28,284
Deposits	975	1,234	1,585	1,733	1,689	73%	3,911	6,241
Withdrawals/surrenders	(642)	(719)	(863)	(907)	(839)	31%	(2,306)	(3,328)
Net flows	333	515	722	826	850	#	1,605	2,913
Investment performance/interest credited	2,227	(509)	511	1,294	682	(69)%	2,448	1,978
Other	23	27	(35)	(13)	(2)	#	(51)	(23)
Ending balance	$28,284	$28,317	$29,515	$31,622	$33,152	17%	$28,284	$33,152

Fixed annuities:*
Beginning balance	$26,796	$26,979	$26,823	$26,697	$26,460	(1)%	$26,377	$26,979
Deposits	482	348	344	249	207	(57)%	1,947	1,148
Withdrawals/surrenders	(634)	(724)	(713)	(757)	(779)	23%	(2,415)	(2,973)
Net flows	(152)	(376)	(369)	(508)	(572)	#	(468)	(1,825)
Policyholder interest credited	249	238	244	241	242	(3)%	984	965
Other	86	(18)	(1)	30	(99)	#	86	(88)
Ending balance	$26,979	$26,823	$26,697	$26,460	$26,031	(4)%	$26,979	$26,031

Certificates:
Beginning balance	$5,306	$5,831	$6,282	$6,427	$6,392	20%	$4,784	$5,831
Deposits	1,165	1,129	781	796	538	(54)%	3,285	3,244
Withdrawals/surrenders	(695)	(719)	(683)	(889)	(1,337)	92%	(2,375)	(3,628)
Net flows	470	410	98	(93)	(799)	#	910	(384)
Interest credited	55	37	48	58	56	1%	139	199
Other	—	4	(1)	—	—	(10)%	(2)	3
Ending balance	$5,831	$6,282	$6,427	$6,392	$5,649	(3)%	$5,831	$5,649

Deferred acquisition costs:
Variable annuities:
Beginning balance	$1,421	$1,446	$1,522	$1,536	$1,641	15%	$1,271	$1,446
Capitalization	71	80	99	101	105	48%	277	385
Amortization	(36)	(46)	(45)	(35)	(40)	11%	(91)	(166)
Other/FAS 115	(10)	42	(40)	39	13	#	(11)	54
Ending balance	$1,446	$1,522	$1,536	$1,641	$1,719	19%	$1,446	$1,719

Fixed annuities:
Beginning balance	$441	$426	$427	$406	$409	(7)%	$462	$426
Capitalization	11	11	9	8	4	(65)%	53	32
Amortization	(19)	(22)	(21)	(14)	(21)	8%	(87)	(78)
Other/FAS 115	(7)	12	(9)	9	4	#	(2)	16
Ending balance	$426	$427	$406	$409	$396	(7)%	$426	$396

Other:
Beginning balance	$175	$166	$151	$120	$96	(45)%	$225	$166
Capitalization	5	6	5	5	4	(21)%	26	20
Amortization	(25)	(24)	(31)	(19)	(5)	(80)%	(128)	(79)
Other	11	3	(5)	(10)	13	18%	43	1
Ending balance	$166	$151	$120	$96	$108	(35)%	$166	$108

* The fixed portion of the Variable annuities product is included in the Fixed annuities product account values.

# Variance of 100% or greater.

Protection Segment

Income Statements

(Dollars in millions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005
Revenues
Management, financial advice and service fees	$19	$16	$13	$17	$21	14%	$58	$67
Distribution fees	27	27	26	27	26	—	105	106
Net investment income	82	81	85	90	81	(2)%	316	337
Premiums	264	270	279	217	235	(11)%	1,023	1,001
Other revenues	103	112	112	109	102	(1)%	421	435
Total revenues	495	506	515	460	465	(6)%	1,923	1,946

Expenses
Compensation and benefits - field	24	25	20	57	24	2%	90	126
Interest credited to account values	39	36	28	38	42	9%	143	144
Benefits, claims, losses and settlement expenses	207	213	222	187	222	8%	777	844
Amortization of deferred acquisition costs	43	44	37	(20)	47	9%	132	108
Interest and debt expense	7	6	4	9	5	(29)%	19	24
Other expenses	75	75	83	53	69	(11)%	274	280
Total expenses	395	399	394	324	409	3%	1,435	1,526
Income before income tax provision and accounting change	$100	$107	$121	$136	$56	(42)%	$488	$420

Net investment gains, pretax	$4	$2	$7	$3	$(2)	#	$2	$10

Contribution margin *	45.3%	46.0%	47.4%	38.9%	37.7%		47.5%	42.7%
Allocated equity **	$1,964	$1,974	$1,942	$1,965	$2,162	10%	$1,964	$2,162
Return on allocated equity for income before income tax provision and accounting change ***	25.3%	23.8%	23.5%	23.5%	20.9%		25.3%	20.9%

*                                         Contribution margin represents total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**                                  Allocated equity reflects the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

***                           Calculated using trailing 12 month income before income tax provision and accounting change and the average allocated equity as of the last day of the preceding three quarters and the current quarter.

# Variance of 100% or greater.

Protection Segment

Product Information

(Dollars in millions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005

Revenues

VUL/UL	$169	$170	$167	$173	$172	3%	$658	$682
Term and whole life	22	22	23	20	26	21%	84	91
Personal auto and home	120	122	128	145	140	17%	445	535
Disability income and other	184	192	197	122	127	(31)%	736	638
Total	$495	$506	$515	$460	$465	(6)%	$1,923	$1,946

Protection Segment

Selected Statistical Information

(Dollars in millions, except where noted, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005

Owned, managed and administered assets (billions):
Owned assets*	$13.4	$13.6	$14.0	$14.4	$14.6	9%	$13.4	$14.6

Life and other non-property and casualty insurance:
Sales:
- VUL/UL	$79.5	$79.6	$79.8	$88.3	$92.1	16%	$306.1	$339.8
- Term and whole life	$5.1	$4.8	$5.2	$5.4	$5.4	6%	$20.0	$20.8
- Disability and other	$17.6	$16.4	$15.8	$15.5	$15.0	(15)%	$71.5	$62.7
Lapse rate
- VUL/UL	5.2%	5.0%	5.2%	5.2%	5.0%		5.1%	5.2%
Face amount outstanding
- VUL/UL	$98,910	$100,267	$102,775	$104,331	$105,924	7%	$98,910	$105,924
- Term and whole life	$44,850	$46,671	$48,480	$50,255	$52,163	16%	$44,850	$52,163
- Other**	$1,995	$1,972	$1,961	$1,941	$1,931	(3)%	$1,995	$1,931
Policyholder reserves
- VUL/UL	$6,686	$6,704	$6,847	$7,131	$7,327	10%	$6,686	$7,327
- Term and whole life	$228	$230	$231	$232	$234	2%	$228	$234
- Disability and other	$2,334	$2,359	$2,385	$2,429	$2,463	6%	$2,334	$2,463
Net amount at risk***
- VUL/UL	$49,773	$49,215	$49,792	$49,171	$48,804	(2)%	$49,773	$48,804
- Term and whole life	$16,424	$16,223	$15,896	$15,605	$15,616	(5)%	$16,424	$15,616

Personal auto and home insurance:
Earned premium	$114	$115	$121	$127	$129	15%	$422	$492
Policy count (thousands)	406	420	434	445	451	11%	406	451
Loss ratio	83.1%	82.3%	81.8%	83.3%	82.6%		83.1%	82.4%
Expense ratio	18.4%	15.6%	15.1%	13.0%	17.2%		16.6%	15.5%

*                                         Owned assets include certain assets on our balance sheet, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

**                                  Includes only other life insurance.

***                           Face amount outstanding less policyholder reserves net of re-insurance.

Protection Segment

Product Roll Forward

(Dollars in millions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005

Future policy benefits and policyholder account balances:
VUL/UL
Beginning balance	$6,247	$6,686	$6,704	$6,847	$7,131	14%	$5,926	$6,686
Premiums and deposits	247	251	244	249	259	4%	971	1,003
Investment performance	382	(38)	100	246	139	(64)%	495	447
Surrenders and withdrawals	(203)	(205)	(210)	(229)	(221)	9%	(822)	(865)
Other	13	10	9	18	19	66%	116	56
Ending balance	$6,686	$6,704	$6,847	$7,131	$7,327	10%	$6,686	$7,327

Deferred acquisition costs:
VUL/UL
Beginning balance	$1,222	$1,239	$1,260	$1,269	$1,350	10%	$1,140	$1,239
Capitalization	32	30	32	34	34	5%	120	130
Amortization	(14)	(16)	(16)	40	(16)	10%	(35)	(8)
Other/FAS 115	(1)	7	(7)	7	3	#	14	10
Ending balance	$1,239	$1,260	$1,269	$1,350	$1,371	11%	$1,239	$1,371

Term and whole life
Beginning balance	$90	$92	$94	$96	$100	12%	$84	$92
Capitalization	6	6	7	6	6	(1)%	24	25
Amortization	(4)	(4)	(4)	(3)	(5)	34%	(16)	(16)
Other	—	—	(1)	1	—	—	—	—
Ending balance	$92	$94	$96	$100	$101	10%	$92	$101

Disability and other
Beginning balance	$433	$436	$439	$452	$455	5%	$402	$436
Capitalization	15	14	15	16	16	2%	58	61
Amortization	(12)	(12)	(3)	(12)	(20)	76%	(30)	(47)
Other	—	1	1	(1)	(3)	—	6	(2)
Ending balance	$436	$439	$452	$455	$448	3%	$436	$448

Total property casualty and AMEX Assurance
Beginning balance	$145	$150	$150	$152	$37	(75)%	$141	$150
Capitalization	19	12	16	7	7	(67)%	58	42
Amortization	(13)	(13)	(13)	(5)	(5)	(61)%	(49)	(36)
Other	(1)	1	(1)	(117)	(1)	69%	—	(118)
Ending balance	$150	$150	$152	$37	$38	(75)%	$150	$38

# Variance of 100% or greater.

Corporate and Other and Eliminations Segment

Statements of Operations

Includes the Impact of Separation Costs

(Dollars in millions, unaudited)

	4Q	1Q	2Q	3Q	4Q	4Q’05 vs. 4Q’04	Full Year	Full Year
	2004	2005	2005	2005	2005	% Inc/(Dec)	2004	2005
Revenues
Management, financial advice and service fees	$55	$61	$58	$59	$90	60%	$204	$268
Distribution fees	42	56	63	62	66	55%	212	247
Net investment loss	(7)	(4)	(5)	(8)	(6)	(10)%	(39)	(23)
Premiums ***	—	—	—	(15)	(7)	—	—	(22)
Other revenues	15	3	8	10	23	58%	51	44
Total revenues	105	116	124	108	166	57%	428	514

Expenses
Compensation and benefits - field	82	97	110	99	100	20%	351	406
Interest credited to account values	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(1)	—
Amortization of deferred acquisition costs	—	—	—	1	(2)	—	—	(1)
Interest and debt expense	(4)	—	8	(5)	(3)	21%	—	—
Other expenses	23	21	37	42	38	71%	145	138
Total expenses before separation costs	101	118	155	137	133	31%	495	543
Income/(loss) before income tax provision/(benefit), separation costs and accounting change	4	(2)	(31)	(29)	33	#	(67)	(29)
Separation costs, pretax	—	20	56	92	125	—	—	293
Income/(loss) before income tax provision/(benefit), and accounting change	$4	$(22)	$(87)	$(121)	$(92)	#	$(67)	$(322)

Net investment gains (losses), pretax	$—	$1	$13	$(1)	$1	(0)%	$1	$14

Contribution margin *	22.6%	16.1%	11.6%	7.7%	40.8%		18.0%	21.3%
Allocated equity ** ^^	$598	$862	$1,162	$2,241	$1,870	#	$598	$1,870

*                                         Contribution margin represents total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

**                                  Allocated equity reflects the internal allocation of consolidated shareholders’ equity (excluding OCI) to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

***                           Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

^^                                Additional paid-in capital was adjusted by $99 million to conform to the third quarter 2005 Form 10-Q presentation.

# Variance of 100% or greater.

EXHIBIT A

Equity Fund Performance & Lipper Ranking

As of December 31, 2005

Source of Data: Lipper

•                                          Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

%                                         Actual inception date for the RiverSourceSM Growth Fund is March 1, 1972.

*                                         Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

**                                  Closed to new investors (Discovery Fund).

***                           RiverSourceSM S&P 500 Index Fund data is for D shares.

			Rankings and Annualized Returns at NAV
	Total Net	Total Net									Fund	Since
Class A Shares by Lipper	Assets	Assets	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since
Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking
Balanced Funds
RiverSourceSM Balanced Fund	1,145.90	12/30/2005	3.56	75%	10.60	46%	0.00	88%	3.49	97%	4/16/1940		•
Lipper Fund Ranking / Total Funds in Category				482 / 650		215 / 475		337 / 382		171 / 177
RiverSourceSM Portfolio Builder Moderate Fund	551.30	12/30/2005	5.36	36%							3/4/2004	6.98		3/4/2004	14%
Lipper Fund Ranking / Total Funds in Category				233 / 650											75 / 575
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	675.10	12/30/2005	6.36	20%							3/4/2004	7.73		3/4/2004	8%
Lipper Fund Ranking / Total Funds in Category				126 / 650											44 / 575
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	439.60	12/30/2005	34.10	37%	32.88	81%	16.94	79%			11/13/1996	7.84		11/14/1996	52%
Lipper Fund Ranking / Total Funds in Category				68 / 187		137 / 170		102 / 129							35 / 67
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	5,418.40	12/30/2005	13.33	2%	23.88	2%	9.76	5%	10.54	19%	10/15/1990	12.80		10/18/1990	34%
Lipper Fund Ranking / Total Funds in Category				3 / 227		2 / 163		6 / 131		14 / 73					9 / 26
RiverSourceSM Dividend Opportunity Fund	1,219.70	12/30/2005	7.41	24%	12.51	80%	-2.94	95%	7.11	79%	8/1/1988	9.49		8/4/1988	78%
Lipper Fund Ranking / Total Funds in Category				54 / 227		131 / 163		125 / 131		58 / 73					17 / 21
European Region Funds
RiverSourceSM European Equity Fund	109.20	12/30/2005	9.40	64%	16.74	93%	-1.18	93%			6/26/2000	-1.55		6/26/2000	88%
Lipper Fund Ranking / Total Funds in Category				65 / 102		88 / 94		71 / 76							58 / 65
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	1,111.70	12/30/2005	7.39	26%	13.24	42%	3.79	25%	6.09	76%	1/23/1985	10.97		1/24/1985	29%
Lipper Fund Ranking / Total Funds in Category				97 / 378		107 / 258		45 / 184		67 / 88					2 / 6
Global Flexible Portfolio Funds
RiverSourceSM Global Balanced Fund	129.80	12/30/2005	9.39	37%	14.94	57%	2.59	92%			11/13/1996	5.16		11/14/1996	89%
Lipper Fund Ranking / Total Funds in Category				35 / 95		46 / 81		64 / 69							37 / 41
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	622.00	12/30/2005	18.41	5%	19.82	21%	0.48	43%	5.26	75%	5/29/1990	5.63		5/31/1990	84%
Lipper Fund Ranking / Total Funds in Category				3 / 61		11 / 53		20 / 46		15 / 19					5 / 5
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	89.70	12/30/2005	25.56	74%	19.72	83%	23.91	89%	5.05	64%	4/22/1985	7.17		4/25/1985	37%
Lipper Fund Ranking / Total Funds in Category				39 / 52		39 / 46		31 / 34		16 / 24					4 / 10
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund	110.60	12/30/2005	3.25	60%							3/4/2004	4.01		3/4/2004	60%
Lipper Fund Ranking / Total Funds in Category				159 / 265											138 / 229
RiverSourceSM Portfolio Builder Moderate Conservative Fund	216.10	12/30/2005	4.07	27%							3/4/2004	5.49		3/4/2004	29%
Lipper Fund Ranking / Total Funds in Category				71 / 265											65 / 229
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	569.50	12/30/2005	13.43	53%	18.91	69%	-0.91	91%	2.85	94%	11/15/1984	8.43		11/15/1984	84%
Lipper Fund Ranking / Total Funds in Category				107 / 204		129 / 188		128 / 140		55 / 58					5 / 5
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund *	303.30	12/30/2005	16.56	41%	24.54	31%					9/28/2001	13.74		9/28/2001	39%
Lipper Fund Ranking / Total Funds in Category				71 / 176		48 / 154									50 / 128
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *	124.50	12/30/2005	15.28	32%	20.96	87%					10/03/2002	20.87		10/3/2002	92%
Lipper Fund Ranking / Total Funds in Category				36 / 112		83 / 95									84 / 91
RiverSourceSM International Select Value Fund *	1,555.10	12/30/2005	20.32	7%	27.40	21%					9/28/2001	17.29		9/28/2001	30%
Lipper Fund Ranking / Total Funds in Category				7 / 112		20 / 95									24 / 81
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *	100.10	12/30/2005	14.99	67%	27.02	74%					10/03/2002	27.15		10/3/2002	69%
Lipper Fund Ranking / Total Funds in Category				36 / 53		33 / 44									30 / 43
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	1,385.70	12/30/2005	5.76	36%	12.50	52%					3/28/2002	3.13		3/28/2002	41%
Lipper Fund Ranking / Total Funds in Category				315 / 890		393 / 759									287 / 708
RiverSourceSM New Dimensions Fund®	8,727.10	12/30/2005	0.94	91%	8.96	92%	-3.02	83%	7.43	57%	8/1/1968	11.15		8/1/1968	7%
Lipper Fund Ranking / Total Funds in Category				804 / 890		692 / 759		514 / 619		130 / 229					2 / 29

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Balanced Funds
RiverSourceSM Balanced Fund Lipper Fund Ranking / Total Funds in Category	5.75	-2.40	8.44	-1.18	2.88		•
RiverSourceSM Portfolio Builder Moderate Fund Lipper Fund Ranking / Total Funds in Category	5.75	-0.70				3.56
RiverSourceSM Portfolio Builder Moderate Aggressive Fund Lipper Fund Ranking / Total Funds in Category	5.75	0.24				4.29
Emerging Market Funds
RiverSourceSM Emerging Markets Fund Lipper Fund Ranking / Total Funds in Category	5.75	26.38	30.28	15.56		7.14
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund Lipper Fund Ranking / Total Funds in Category	5.75	6.81	21.46	8.46	9.89	12.36
RiverSourceSM Dividend Opportunity Fund Lipper Fund Ranking / Total Funds in Category	5.75	1.24	10.31	-4.08	6.48	9.12
European Region Funds
RiverSourceSM European Equity Fund Lipper Fund Ranking / Total Funds in Category	5.75	3.11	14.46	-2.34		-2.60
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund Lipper Fund Ranking / Total Funds in Category	5.75	1.21	11.03	2.57	5.47	10.66
Global Flexible Portfolio Funds
RiverSourceSM Global Balanced Fund Lipper Fund Ranking / Total Funds in Category	5.75	3.10	12.69	1.38		4.48
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund Lipper Fund Ranking / Total Funds in Category	5.75	11.61	17.48	-0.70	4.64	5.23
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund Lipper Fund Ranking / Total Funds in Category	5.75	18.34	17.38	22.45	4.43	6.86
Income Funds
RiverSourceSM Portfolio Builder Conservative Fund Lipper Fund Ranking / Total Funds in Category	4.75	-1.66				1.27
RiverSourceSM Portfolio Builder Moderate Conservative Fund Lipper Fund Ranking / Total Funds in Category	4.75	-0.87				2.71
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund Lipper Fund Ranking / Total Funds in Category	5.75	6.91	16.59	-2.07	2.24	8.13
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund * Lipper Fund Ranking / Total Funds in Category	5.75	9.86	22.11			12.17
International Multi Cap Value Funds
RiverSourceSM International Equity Fund * Lipper Fund Ranking / Total Funds in Category	5.75	8.65	18.60			18.69
RiverSourceSM International Select Value Fund * Lipper Fund Ranking / Total Funds in Category	5.75	13.40	24.91			15.67
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund * Lipper Fund Ranking / Total Funds in Category	5.75	8.38	24.54			24.85
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund Lipper Fund Ranking / Total Funds in Category	5.75	-0.32	10.30			1.52
RiverSourceSM New Dimensions Fund® Lipper Fund Ranking / Total Funds in Category	5.75	-4.86	6.83	-4.16	6.79	10.97

Equity Fund Performance & Lipper Ranking

As of December 31, 2005

Source of Data: Lipper

•                                          Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

%                                         Actual inception date for the RiverSourceSM Growth Fund is March 1, 1972.

*                                         Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

**                                  Closed to new investors (Discovery Fund).

***                           RiverSourceSM S&P 500 Index Fund data is for D shares.

			Rankings and Annualized Returns at NAV
	Total Net	Total Net									Fund	Since
Class A Shares by Lipper	Assets	Assets	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since
Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking
RiverSourceSM Fundamental Growth Fund *	143.60	12/30/2005	2.98	74%							4/24/2003	8.32		4/24/2003	92%
Lipper Fund Ranking / Total Funds in Category				651 / 890											717 / 780
RiverSourceSM Disciplined Equity Fund	52.50	12/30/2005	6.20	31%							4/24/2003	14.68		4/24/2003	20%
Lipper Fund Ranking / Total Funds in Category				274 / 890											154 / 780
RiverSourceSM Stock Fund	1,814.30	12/30/2005	5.77	36%	12.44	54%	-0.98	55%	6.25	77%	4/6/1945		•
Lipper Fund Ranking / Total Funds in Category				314 / 890		404 / 759		336 / 619		177 / 229

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
RiverSourceSM Fundamental Growth Fund * Lipper Fund Ranking / Total Funds in Category	5.75	-2.94				5.96
RiverSourceSM Disciplined Equity Fund Lipper Fund Ranking / Total Funds in Category	5.75	0.09				12.18
RiverSourceSM Stock Fund Lipper Fund Ranking / Total Funds in Category	5.75	-0.31	10.24	-2.15	5.62		•

Equity Fund Performance & Lipper Ranking

As of December 31, 2005

Source of Data: Lipper

•                                          Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

%                                         Actual inception date for the RiverSourceSM Growth Fund is March 1, 1972.

*                                         Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

**                                  Closed to new investors (Discovery Fund).

***                           RiverSourceSM S&P 500 Index Fund data is for D shares.

			Rankings and Annualized Returns at NAV
	Total Net	Total Net									Fund	Since
Class A Shares by Lipper	Assets	Assets	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since
Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking
Large Cap Growth Funds
RiverSourceSM Growth Fund	3,447.30	12/30/2005	8.42	26%	12.41	56%	-5.83	75%	4.41	87%	2/28/1972%	11.95		3/2/1972	23%
Lipper Fund Ranking / Total Funds in Category				178 / 687		327 / 593		354 / 475		137 / 158					6 / 26
Large Cap Value Fund
RiverSourceSM Equity Value Fund	1,116.30	12/30/2005	11.78	3%	19.29	3%	3.73	36%	8.21	59%	3/20/1995	9.53		3/23/1995	65%
Lipper Fund Ranking / Total Funds in Category				11 / 469		9 / 386		92 / 259		68 / 115					65 / 100
RiverSourceSM Large Cap Value Fund	94.80	12/30/2005	4.22	65%	14.11	65%					6/27/2002	8.59		6/27/2002	53%
Lipper Fund Ranking / Total Funds in Category				304 / 469		248 / 386									191 / 360
RiverSourceSM Value Fund *	445.10	12/30/2005	2.72	88%	14.65	54%					6/18/2001	3.95		6/18/2001	43%
Lipper Fund Ranking / Total Funds in Category				410 / 469		207 / 386									125 / 296
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	1,932.50	12/30/2005	9.88	54%	13.94	94%	2.19	27%	10.48	21%	6/4/1957		•
Lipper Fund Ranking / Total Funds in Category				297 / 553		429 / 458		93 / 348		26 / 126
RiverSourceSM Aggressive Growth Fund *	104.10	12/30/2005	9.42	60%							4/24/2003	21.52		4/24/2003	27%
Lipper Fund Ranking / Total Funds in Category				331 / 553											126 / 473
RiverSourceSM Strategy Aggressive Fund *	528.60	12/30/2005	9.40	61%	14.99	90%	-7.12	92%	4.83	84%	3/20/1995	6.87		3/23/1995	80%
Lipper Fund Ranking / Total Funds in Category				333 / 553		410 / 458		318 / 348		106 / 126					90 / 112
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	1,237.00	12/30/2005	16.67	4%	28.73	6%					2/14/2002	15.95		2/14/2002	8%
Lipper Fund Ranking / Total Funds in Category				9 / 250		12 / 209									14 / 182
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	1,146.40	12/30/2005	8.99	20%	16.05	35%					6/18/2001	5.09		6/18/2001	27%
Lipper Fund Ranking / Total Funds in Category				164 / 831		208 / 602									119 / 445
RiverSourceSM Portfolio Builder Aggressive Fund	332.80	12/30/2005	7.71	32%							3/4/2004	8.55		3/4/2004	28%
Lipper Fund Ranking / Total Funds in Category				261 / 831											197 / 715
RiverSourceSM Portfolio Builder Total Equity Fund	276.10	12/30/2005	9.04	19%							3/4/2004	9.50		3/4/2004	18%
Lipper Fund Ranking / Total Funds in Category				158 / 831											124 / 715
Multi Cap Value Funds
RiverSourceSM Select Value Fund *	687.20	12/30/2005	1.76	88%	14.40	80%					3/8/2002	8.44		3/8/2002	20%
Lipper Fund Ranking / Total Funds in Category				410 / 466		290 / 364									60 / 312
Real Estate Funds
RiverSourceSM Real Estate Fund	103.10	12/30/2005	15.82	10%							3/4/2004	21.81		3/4/2004	15%
Lipper Fund Ranking / Total Funds in Category				21 / 228											29 / 203
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	282.90	12/30/2005	4.14		13.63		-0.11				10/25/1999	0.28		10/28/1999
Science & Technology Fund
RiverSourceSM Global Technology Fund	172.10	12/30/2005	5.00	50%	25.59	14%	-11.91	71%			11/13/1996	4.53		11/14/1996	66%
Lipper Fund Ranking / Total Funds in Category				141 / 284		36 / 263		156 / 221							27 / 40
Small Cap Core Funds
RiverSourceSM Discovery Fund * , **	155.80	12/30/2005	8.70	29%	25.21	19%	5.32	84%	5.78	92%	8/24/1981	9.37		8/27/1981	75%
Lipper Fund Ranking / Total Funds in Category				183 / 638		96 / 506		314 / 373		99 / 107					6 / 7
RiverSourceSM Small Cap Equity Fund *	211.40	12/30/2005	8.75	28%	23.54	26%					3/8/2002	9.05		3/8/2002	63%
Lipper Fund Ranking / Total Funds in Category				178 / 638		129 / 506									288 / 459
RiverSourceSM Small Cap Value Fund *	1,061.20	12/30/2005	5.02	64%	20.77	61%					6/18/2001	11.93		6/18/2001	28%
Lipper Fund Ranking / Total Funds in Category				405 / 638		305 / 506									111 / 402
RiverSourceSM Small Cap Advantage Fund	790.50	12/30/2005	4.68	66%	22.61	33%	7.30	72%			5/4/1999	8.08		5/6/1999	81%
Lipper Fund Ranking / Total Funds in Category				420 / 638		167 / 506		266 / 373							228 / 281
RiverSourceSM Small Company Index Fund	1,171.60	12/30/2005	6.76	48%	21.32	52%	9.75	48%			8/19/1996	10.63		8/22/1996	54%
Lipper Fund Ranking / Total Funds in Category				306 / 638		260 / 506		178 / 373							64 / 119
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	214.20	12/30/2005	4.99	58%	16.52	74%					1/24/2001	-1.40		1/24/2001	70%
Lipper Fund Ranking / Total Funds in Category				303 / 523		331 / 447									244 / 352

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Large Cap Growth Funds
RiverSourceSM Growth Fund Lipper Fund Ranking / Total Funds in Category	5.75	2.19	10.21	-6.94	3.80	11.76
Large Cap Value Fund
RiverSourceSM Equity Value Fund Lipper Fund Ranking / Total Funds in Category	5.75	5.36	16.96	2.51	7.57	8.93
RiverSourceSM Large Cap Value Fund Lipper Fund Ranking / Total Funds in Category	5.75	-1.77	11.88			6.78
RiverSourceSM Value Fund * Lipper Fund Ranking / Total Funds in Category	5.75	-3.19	12.40			2.60
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund Lipper Fund Ranking / Total Funds in Category	5.75	3.56	11.72	0.98	9.83		•
RiverSourceSM Aggressive Growth Fund * Lipper Fund Ranking / Total Funds in Category	5.75	3.13				18.87
RiverSourceSM Strategy Aggressive Fund * Lipper Fund Ranking / Total Funds in Category	5.75	3.11	12.74	-8.21	4.21	6.28
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund Lipper Fund Ranking / Total Funds in Category	5.75	9.96	26.21			14.19
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund * Lipper Fund Ranking / Total Funds in Category	5.75	2.72	13.78			3.73
RiverSourceSM Portfolio Builder Aggressive Fund Lipper Fund Ranking / Total Funds in Category	5.75	1.51				5.08
RiverSourceSM Portfolio Builder Total Equity Fund Lipper Fund Ranking / Total Funds in Category	5.75	2.77				6.00
Multi Cap Value Funds
RiverSourceSM Select Value Fund * Lipper Fund Ranking / Total Funds in Category	5.75	-4.09	12.17			6.77
Real Estate Funds
RiverSourceSM Real Estate Fund Lipper Fund Ranking / Total Funds in Category	5.75	9.16				17.92
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	N/A	4.14	13.63	-0.11		0.28
Science & Technology Fund
RiverSourceSM Global Technology Fund Lipper Fund Ranking / Total Funds in Category	5.75	-1.04	23.14	-12.95		3.86
Small Cap Core Funds
RiverSourceSM Discovery Fund * , ** Lipper Fund Ranking / Total Funds in Category	5.75	2.45	22.76	4.08	5.15	9.10
RiverSourceSM Small Cap Equity Fund * Lipper Fund Ranking / Total Funds in Category	5.75	2.49	21.13			7.37
RiverSourceSM Small Cap Value Fund * Lipper Fund Ranking / Total Funds in Category	5.75	-1.02	18.41			10.47
RiverSourceSM Small Cap Advantage Fund Lipper Fund Ranking / Total Funds in Category	5.75	-1.34	20.21	6.03		7.12
RiverSourceSM Small Company Index Fund Lipper Fund Ranking / Total Funds in Category	5.75	0.62	18.95	8.46		9.94
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund * Lipper Fund Ranking / Total Funds in Category	5.75	-1.04	14.24			-2.58

Fixed Income Fund Performance & Lipper Ranking

As of December 31, 2005

Source of Data: Lipper

•                                          Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

%                                         Actual inception date for RiverSource Tax-Exempt Bond Fund is November 24, 1976.

			Rankings and Annualized Returns at NAV
	Total Net	Total Net									Fund	Since
Class A Shares by Lipper	Assets	Assets	1 year		3 years		5 years		10 years		Inception	Inception		Ranking Since
Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return		Date	Ranking
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	192.90	12/30/2005	3.79	44%	4.13	48%	4.58	60%	4.80	64%	8/18/1986	5.97		8/31/1986	78%
Lipper Fund Ranking / Total Funds in Category				55 / 125		56 / 117		60 / 99		44 / 68					17 / 21
Corporate Debt — A rated Funds
RiverSourceSM Selective Fund	657.10	12/30/2005	1.91	45%	2.98	74%	3.63	98%	4.56	92%	4/6/1945		•
Lipper Fund Ranking / Total Funds in Category				81 / 183		115 / 155		113 / 115		63 / 68
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	3,633.10	12/30/2005	2.92	55%	3.72	57%	4.65	53%	4.72	50%	5/7/1979	6.97		5/31/1979	42%
Lipper Fund Ranking / Total Funds in Category				142 / 260		140 / 247		113 / 216		70 / 141					10 / 23
RiverSourceSM Tax-Exempt Bond Fund	626.90	12/30/2005	3.00	51%	3.46	67%	4.42	65%	4.68	53%	12/7/1976%	6.10		12/9/1976	78%
Lipper Fund Ranking / Total Funds in Category				133 / 260		164 / 247		139 / 216		75 / 141					7 / 8
Global Income Funds
RiverSourceSM Global Bond Fund	440.40	12/30/2005	-5.32	68%	5.66	50%	6.42	48%	4.84	67%	3/20/1989	7.47		3/23/1989	34%
Lipper Fund Ranking / Total Funds in Category				62 / 91		44 / 88		32 / 67		28 / 41					3 / 8
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	2,154.90	12/30/2005	4.38	7%	13.63	20%	7.39	51%	5.36	52%	12/8/1983	8.23		12/8/1983	46%
Lipper Fund Ranking / Total Funds in Category				26 / 423		74 / 371		155 / 305		54 / 104					11 / 23
RiverSourceSM Income Opportunities Fund	283.10	12/30/2005	3.73	15%							6/19/2003	8.30		6/19/2003	40%
Lipper Fund Ranking / Total Funds in Category				63 / 423											156 / 391
Insured Municipal Debt Funds
RiverSourceSM Insured Tax-Exempt Fund	341.20	12/30/2005	2.08	73%	3.22	66%	4.23	74%	4.44	58%	8/18/1986	6.02		8/31/1986	50%
Lipper Fund Ranking / Total Funds in Category				39 / 53		33 / 49		36 / 48		23 / 39					6 / 11
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	48.50	12/30/2005	1.87	46%							6/19/2003	1.74		6/19/2003	71%
Lipper Fund Ranking / Total Funds in Category				213 / 468											292 / 412
RiverSourceSM Diversified Bond Fund	2,311.20	12/30/2005	2.10	33%	3.70	37%	4.79	73%	5.12	63%	10/3/1974	9.31		10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category				153 / 468		145 / 399		220 / 303		86 / 137					1 / 3
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	122.40	12/30/2005	1.36	58%	2.66	59%	4.25	59%			11/13/1996	4.25		11/14/1996	82%
Lipper Fund Ranking / Total Funds in Category				85 / 147		75 / 128		56 / 95							61 / 74
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	68.40	12/30/2005	2.20	78%	3.27	75%	4.36	78%	4.40	75%	7/2/1987	5.86		7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category				42 / 53		39 / 51		38 / 48		29 / 38					12 / 12
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	56.20	12/30/2005	2.72	45%	3.63	32%	4.79	37%	4.45	68%	7/2/1987	6.04		7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category				17 / 37		12 / 37		14 / 37		21 / 30					7 / 7
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	375.60	12/30/2005	2.31	70%	3.64	64%	4.70	57%	4.72	44%	8/18/1986	6.04		8/31/1986	58%
Lipper Fund Ranking / Total Funds in Category				35 / 49		32 / 49		26 / 45		17 / 38					4 / 6
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	78.90	12/30/2005	2.67	60%	3.38	60%	4.60	59%	4.66	65%	8/18/1986	5.81		8/31/1986	78%
Lipper Fund Ranking / Total Funds in Category				64 / 107		64 / 106		53 / 90		42 / 64					14 / 17
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	56.70	12/30/2005	2.08	66%	3.11	73%	4.20	73%	4.38	68%	7/2/1987	5.84		7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category				28 / 42		31 / 42		29 / 39		23 / 33					8 / 8
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	105.40	12/30/2005	1.53	29%							6/19/2003	1.72		6/19/2003	22%
Lipper Fund Ranking / Total Funds in Category				43 / 149											29 / 133
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	1,212.00	12/30/2005	1.34	54%	1.05	62%	3.14	55%	4.17	57%	8/19/1985	6.25		8/22/1985	29%
Lipper Fund Ranking / Total Funds in Category				42 / 78		44 / 71		35 / 63		27 / 47					2 / 6
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	158.10	12/30/2005	2.16	39%							3/4/2004	3.27		3/4/2004	51%
Lipper Fund Ranking / Total Funds in Category				34 / 88											34 / 66
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	265.00	12/30/2005	2.23	28%	3.11	29%					2/14/2002	4.21		2/14/2002	32%
Lipper Fund Ranking / Total Funds in Category				22 / 80		21 / 73									22 / 69

	Annualized Returns @ POP
	Max. Front
	Since					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-1.14	2.45	3.57	4.30	5.71
Corporate Debt — A rated Funds
RiverSourceSM Selective Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.93	1.32	2.63	4.05		•
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund Lipper Fund Ranking / Total Funds in Category	4.75	-1.96	2.05	3.64	4.21	6.77
RiverSourceSM Tax-Exempt Bond Fund Lipper Fund Ranking / Total Funds in Category	4.75	-1.90	1.79	3.41	4.17	5.92
Global Income Funds
RiverSourceSM Global Bond Fund Lipper Fund Ranking / Total Funds in Category	4.75	-9.82	3.96	5.39	4.33	7.16
High Current Yield Funds
RiverSourceSM High Yield Bond Fund Lipper Fund Ranking / Total Funds in Category	4.75	-0.58	11.80	6.35	4.85	7.99
RiverSourceSM Income Opportunities Fund Lipper Fund Ranking / Total Funds in Category	4.75	-1.19				6.23
Insured Municipal Debt Funds
RiverSourceSM Insured Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.77	1.56	3.22	3.93	5.76
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.97				-0.20
RiverSourceSM Diversified Bond Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.75	2.03	3.78	4.61	9.14
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-3.46	1.01	3.24		3.69
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.65	1.61	3.35	3.90	5.58
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.16	1.97	3.78	3.94	5.76
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.55	1.97	3.69	4.21	5.78
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.20	1.72	3.59	4.15	5.55
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.77	1.45	3.19	3.87	5.56
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund Lipper Fund Ranking / Total Funds in Category	4.75	-3.30				-0.22
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund Lipper Fund Ranking / Total Funds in Category	4.75	-3.47	-0.57	2.14	3.66	6.00
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.70				0.55
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund Lipper Fund Ranking / Total Funds in Category	4.75	-2.63	1.45			2.91

Fund Performance & Lipper Ranking

As of December 31, 2005

Source of Data: Lipper

Lipper rankings are based upon annualized total returns, excluding sales charges. Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date. When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”: the point of purchase return is calculated assuming a one-time purchase of the Fund at the maximum sales charge. Sales charges vary depending on the amount of your purchase. For more information regarding sales charges, please refer to the fund’s prospectus. RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes. Assets for RiverSource Portfolio Builder Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total. Please see page 11 to find total RiverSource Fund assets as of the quarter end.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown.

You may obtain performance information current to the most recent month-end by visiting: www.ameriprise.com/amp/individual/products/investing/mutual-funds.asp

Important Disclosures

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/investments.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For more complete information about our funds, which contains this and other information, call (800) 297-3863, TTY: (800) 846-4852, for a free prospectus. Read the prospectus carefully before you invest.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may underperform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD